Exhibit 21.1

List of Subsidiaries of the Company as of December 31, 2019

Name of Subsidiary	Jurisdiction of Incorporation
Vivint Solar Holdings, Inc. (f/k/a Vivint Solar, Inc.)	Delaware
Vivint Solar Provider, LLC	Delaware
Solmetric Corporation	California
Vivint Solar Developer, LLC	Delaware
Vivint Solar Commercial Developer, LLC	Delaware
Vivint Solar Commercial Holdings, LLC	Delaware
Vivint Solar Commercial Provider, LLC	Delaware
Vivint Solar Financing I Parent, LLC	Delaware
Vivint Solar Financing I, LLC	Delaware
Vivint Solar Financing III, Parent, LLC	Delaware
Vivint Solar Financing III, LLC	Delaware
Vivint Solar OTM Holdings, LLC	Delaware
Vivint Solar OTM 1 Manager, LLC	Delaware
Vivint Solar OTM 1 Lessor, LLC	Delaware
Vivint Solar SREC Aggregator, LLC	Delaware
Vivint Solar Operations, LLC	Delaware
Vivint Solar Licensing, LLC	Delaware
Vivint Solar Margaux Manager, LLC	Delaware
Vivint Solar Margaux Owner, LLC	Delaware
Vivint Solar Margaux Master Tenant, LLC	Delaware
Vivint Solar Fund III Manager, LLC	Delaware
Vivint Solar Fund III Owner, LLC	Delaware
Vivint Solar Fund III Master Tenant, LLC	Delaware
Vivint Solar Mia Manager, LLC	Delaware
Vivint Solar Mia Project Company, LLC	Delaware
Vivint Solar Aaliyah Manager, LLC	Delaware
Vivint Solar Aaliyah Project Company, LLC	Delaware
Vivint Solar Rebecca Manager, LLC	Delaware
Vivint Solar Rebecca Project Company, LLC	Delaware
Vivint Solar Hannah Manager, LLC	Delaware
Vivint Solar Hannah Project Company, LLC	Delaware
Vivint Solar Nicole Manager, LLC	Delaware
Vivint Solar Nicole Owner, LLC	Delaware
Vivint Solar Nicole Master Tenant, LLC	Delaware
Vivint Solar Elyse Manager, LLC	Delaware
Vivint Solar Elyse Project Company, LLC	Delaware
Vivint Solar Owner I, LLC	Delaware
Vivint Solar Fund X Manager, LLC	Delaware
Vivint Solar Fund X Project Company, LLC	Delaware
Vivint Solar Fund XI Manager, LLC	Delaware
Vivint Solar Fund XI Project Company, LLC	Delaware
Vivint Solar Fund XII Manager, LLC	Delaware
Vivint Solar Fund XII Project Company, LLC	Delaware
Vivint Solar Fund XIII Manager, LLC	Delaware
Vivint Solar Fund XIII Project Company, LLC	Delaware
Vivint Solar Fund XIV Manager, LLC	Delaware
Vivint Solar Fund XIV Project Company, LLC	Delaware
Vivint Solar Fund XV Manager, LLC	Delaware
Vivint Solar Fund XV Project Company, LLC	Delaware
Vivint Solar Fund XVI Manager, LLC	Delaware
Vivint Solar Fund XVI Lessor, LLC	Delaware

Vivint Solar Fund XVIII Manager, LLC	Delaware
Vivint Solar Fund XVIII Project Company, LLC	Delaware
Vivint Solar Fund XIX Manager, LLC	Delaware
Vivint Solar Fund XIX Project Company, LLC	Delaware
Vivint Solar Fund 20 Manager, LLC	Delaware
Vivint Solar Fund 20 Project Company, LLC	Delaware
Vivint Solar Fund 21 Manager, LLC	Delaware
Vivint Solar Fund 21 Project Company, LLC	Delaware
Vivint Solar Fund 22 Manager, LLC	Delaware
Vivint Solar Fund 22 Project Company, LLC	Delaware
Vivint Solar Fund 23 Manager, LLC	Delaware
Vivint Solar Fund 23 Project Company, LLC	Delaware
Vivint Solar Fund 24 Manager, LLC	Delaware
Vivint Solar Fund 24 Project Company, LLC	Delaware
Vivint Solar Fund 25 Manager, LLC	Delaware
Vivint Solar Fund 25 Project Company, LLC	Delaware
Vivint Solar Fund 26 Manager, LLC	Delaware
Vivint Solar Fund 26 Project Company, LLC	Delaware
Vivint Solar Fund 27 Manager, LLC	Delaware
Vivint Solar Fund 27 Project Company, LLC	Delaware
Vivint Solar Servicer, LLC	Delaware
Vivint Solar SREC Financing, LLC	Delaware
Vivint Solar SREC Guarantor III, LLC	Delaware
Vivint Solar Financing I NYGB Parent, LLC	Delaware
Vivint Solar Financing I NYGB, LLC	Delaware
Vivint Solar Consumer Finance, LLC	Delaware
Vivint Solar Consumer Finance 1, LLC	Delaware
Vivint Solar Consumer Finance 1 Parent, LLC	Delaware
Vivint Solar Consumer Finance 1 Holdings, LLC	Delaware
Vivint Solar Consumer Finance 1 Holdings Parent, LLC	Delaware
Vivint Solar NYC Electrical, LLC	Delaware
Vivint Solar Financing IV, LLC	Delaware
Vivint Solar Financing IV Parent, LLC	Delaware
Vivint Solar Financing V, LLC	Delaware
Vivint Solar Financing V Parent, LLC	Delaware
Vivint Solar Owner V, LLC	Delaware
Vivint Solar Owner V Manager, LLC	Delaware
Vivint Solar Asset 1 Class B, LLC	Delaware
Vivint Solar Asset 1 Manager, LLC	Delaware
Vivint Solar Asset 1 Owner, LLC	Delaware
Vivint Solar Asset 1 Project Company, LLC	Delaware
Vivint Solar Asset Holdings, LLC	Delaware
Vivint Solar Asset 2 Class B, LLC	Delaware
Vivint Solar Asset 2 Manager, LLC	Delaware
Vivint Solar Asset 2 Owner, LLC	Delaware
Vivint Solar Asset 2 Project Company, LLC	Delaware
Vivint Solar Financing VI Parent, LLC	Delaware
Vivint Solar Financing VI, LLC	Delaware
Vivint Solar ABL Parent, LLC	Delaware
Vivint Solar ABL, LLC	Delaware
Vivint Solar Financing Holdings 1 Parent, LLC	Delaware
Vivint Solar Financing Holdings 1, LLC	Delaware
Vivint Solar Inventory Holdings Parent, LLC	Delaware
Vivint Solar Inventory Holdings, LLC	Delaware
Vivint Solar Financing Holdings 2 Parent, LLC	Delaware
Vivint Solar Financing Holdings 2, LLC	Delaware

VS BC Solar Lessee I, LLC	Delaware